As filed with the  Securities  and Exchange  Commission on March 21, 1997.

                                                      Registration No. 33-51393
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                          CENTRAL FIDELITY BANKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Virginia                                 54-1091649
    (State or Other Jurisdiction                    (I.R.S. Employer
  of Incorporation or Organization)              Identification Number)


                 1021 East Cary Street, Richmond, Virginia 23219
               (Address of Principal Executive Offices) (Zip Code)
                               ------------------


                          CENTRAL FIDELITY BANKS, INC.
                             1992 COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                            (Full Title of the Plan)

                           William N. Stoyko, Esquire
                    Corporate Executive Officer and Secretary
                          Central Fidelity Banks, Inc.
                              1021 East Cary Street
                            Richmond, Virginia 23219
                                 (804) 782-4000
                          (Name, address and telephone
                          number of agent for service)

                                 With a copy to:
                        W.H. Schwarzschild, III, Esquire
                         Robert E. Spicer, Jr., Esquire
                      Williams, Mullen, Christian & Dobbins
                        1021 East Cary Street, 16th Floor
                            Richmond, Virginia 23219
                                 (804) 643-1991
===============================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits

         The following exhibits are filed on behalf of the Registrant as part of this Registration Statement:

         4.1 Restated Articles of Incorporation of Central Fidelity Banks, Inc., adopted March 14, 1990, incorporated herein by reference to Exhibit 3.1 to Form 8, dated May 22, 1992, File No. 0-8829.

         4.2 Articles of Amendment (to Restated Articles of Incorporation) of Central Fidelity Banks, Inc., dated May 18, 1993, incorporated herein by reference to Exhibit 4.4 to Form S-3 Registration Statement, dated August 31, 1994, File No. 33-55311.

         4.3 Restated By-Laws of Central Fidelity Banks, Inc., effective March 14, 1990, as amended September 13, 1995, incorporated herein by reference to Exhibit 3.2 to Form 8-K, dated September 21, 1995, File No. 0-8829.

         4.4 Amended and Restated Rights Agreement, dated as of November 9, 1994, between Central Fidelity Banks, Inc. and Central Fidelity National Bank, as Rights Agent, incorporated by reference to Exhibit 1 to Amendment No. 1 to Registration Statement on Form 8-A, dated November 18, 1994, File No. 0-8829.

         4.5 Form of Common Stock Certificate, incorporated herein by reference to Exhibit 4.5 to Form S-3 Registration Statement dated May 27, 1992, File No. 33-48012.

         4.6 Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors, as amended.

         24       Powers of Attorney.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Central Fidelity Banks, Inc., the Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on this 10th day of March, 1997.

                                       CENTRAL FIDELITY BANKS, INC.



                                       By:  /s/ Lewis N. Miller, Jr.
                                          ------------------------------------
                                                Lewis N. Miller, Jr.
                                                Chairman of the Board and
                                                Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                Signature                                   Title                                    Date


/s/ Lewis N. Miller, Jr.                          Chairman of the Board,                        March 10, 1997
---------------------------------------     Chief Executive Officer and Director
          Lewis N. Miller, Jr.

/s/ Charles W. Tysinger                          Corporate Executive Officer                    March 10, 1997
---------------------------------------                and Treasurer
           Charles W. Tysinger                 (Principal Financial Officer)


/s/ James F. Campbell                               Senior Vice President                       March 10, 1997
---------------------------------------               and Controller
            James F. Campbell                  (Principal Accounting Officer)


                    *                                     Director
---------------------------------------
             James F. Betts


                    *                                     Director
---------------------------------------
            Alvin R. Clements


                    *                                     Director
---------------------------------------
           Phyllis L. Cothran


                    *                                     Director
---------------------------------------
            Jack H. Ferguson


                    *                                     Director
---------------------------------------
            Robert L. Freeman


                                                          Director
---------------------------------------
             Thomas R. Glass


                                                          Director
---------------------------------------
             George R. Lewis


                    *                                     Director
---------------------------------------
             G. Bruce Miller


                    *                                     Director
---------------------------------------
          T. Justin Moore, III


                    *                                     Director
---------------------------------------
           Richard L. Morrill


                    *                                     Director
---------------------------------------
          Lloyd U. Noland, III


                    *                                     Director
---------------------------------------
        William G. Reynolds, Jr.


                    *                                     Director
---------------------------------------
            Kenneth S. White



         *William N. Stoyko, by signing his name hereto, signs this document on behalf of each of the persons indicated by an asterisk above pursuant to powers of attorney duly executed by such persons and filed as an exhibit to this amendment to the Registration Statement.



Date:  March 10, 1997                   /s/ William N. Stoyko
                                        --------------------------------------
                                        William N. Stoyko
                                        Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit No.                         Document


4.1 Restated Articles of Incorporation of Central Fidelity Banks, Inc., adopted March 14, 1990, incorporated herein by reference to Exhibit 3.1 to Form 8, dated May 22, 1992, File No. 0-8829.

4.2 Articles of Amendment (to Restated Articles of Incorporation) of Central Fidelity Banks, Inc., dated May 18, 1993, incorporated herein by reference to Exhibit 4.4 to Form S-3 Registration Statement, dated August 31, 1994, File No. 33-55311.

4.3 Restated By-Laws of Central Fidelity Banks, Inc., effective March 14, 1990, as amended September 13, 1995, incorporated herein by reference to Exhibit 3.2 to Form 8-K, dated September 21, 1995, File No. 0-8829.

4.4 Amended and Restated Rights Agreement, dated as of November 9, 1994, between Central Fidelity Banks, Inc. and Central Fidelity National Bank, as Rights Agent, incorporated by reference to Exhibit 1 to Amendment No. 1 to Registration Statement on Form 8-A, dated November 18, 1994, File No. 0-8829.

4.5 Form of Common Stock Certificate, incorporated herein by reference to Exhibit 4.5 to Form S-3 Registration Statement dated May 27, 1992, File No. 33-48012.

4.6 Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors, as amended.

24                Powers of Attorney.